UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

New York, NY 10105

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

March 31, 2021

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc.

Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	9
Portfolio of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	24
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements	32
Additional Information	35
Privacy Policy	36

SEMI-ANNUAL REPORT: (4Q 2020-1Q 2021) (UNAUDITED)

Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

We thank you for your continued support of the Bluerock Total Income+ Real Estate Fund (“TI+” or the "Fund"). The U.S. economy is in the midst of a sharp rebound from the 2020 COVID-led recession as pent-up consumer demand helps push GDP growth above the long-run average. While residual economic effects will likely linger throughout 2021, economic and financial paradigms have shifted to capitalize on the post-COVID economy, supported by low interest rates and an accommodative Federal Reserve.

Looking across the investment landscape, equity markets continue to push price multiples to new highs, while upward pressure on historically low interest rates may impair fixed income returns. Institutional real estate, on the other hand, has performed well after a challenging 2020, as real estate demand drivers have reaccelerated to start the year. We believe institutional private real estate may offer attractive opportunities relative to traditional debt and equity investments due to its historical income producing and lower volatility characteristics.

LOOKING BACK ON THE FUND'S SIX MONTHS ENDING MARCH 31, 2021, WE NOTE THE FOLLOWING HIGHLIGHTS:

FUND HIGHLIGHTS

POSITIVE PERFORMANCE THROUGH THE RECESSION WITH ATTRACTIVE REBOUND: Positive return in 2020 and nearly 6% return in the trailing six months
After weathering the recession as the highest returning institutional real estate interval fund in 2020, the Fund built on that momentum generating approximately 6% total return in the last six months while maintaining low volatility to the broader markets.[2]

ACTIVE MANAGEMENT: Strategic portfolio allocations to capitalize on key trends
The Fund maintained strategic overweights to sectors where we believe there are strong secular tailwinds driven by demographic change and technological advancement, including industrial, multifamily, and specialty sectors, such as life science and medical office. We also maintained significant underweights to sectors with unstable fundamentals and higher drawdown risk, such as retail and traditional office. The Fund has recently committed approximately $200 million for life science investments to capitalize on unique opportunities with institutional managers.

A FOCUS ON INSTITUTIONAL PRIVATE REAL ESTATE: Over 95% of portfolio in institutional private real estate
TI+ has consistently focused on providing investors a diversified portfolio of institutional private real estate as opposed to public real estate securities. Historical evidence indicates that the two asset classes tend to perform similarly over long periods of time, but instutional private real estate has done so with 80% less volatility over the past 20 years.[1] We believe access to a fund more heavily weighted to institutional private real estate is a valuable tool for investors in constructing their portfolios.

[1]	20 years ending 3.31.2021
[2]	The private real estate benchmark is the NCREIF ODCE gross return and the public real estate benchmark is the MSCI U.S. Real Estate Index. Institutional real estate interval funds are those identified as real estate by interval fund tracker and those that invest in institutional real estate

TI+ A-shares as of 3.31.2021: 1 year no load: 3.17%, with load: -2.76%, 3 year no load: 5.66%, with load: 3.60%, 5 year no load: 6.14%, with load: 4.89%, since inception (10.22.2012) no load: 7.26%, with load: 6.50%. Past Performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCK.COM

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

MARKET OVERVIEW

We see two key themes presenting market opportunities in the current economic landscape: 1) a rapidly growing economy, which has historically signaled strong real estate fundamentals and 2) real assets (including real estate) are priced extremely low relative to financial assets like stocks and bonds.

(1)	The level of occupied real estate tends to rise as GDP rises. Higher occupancy rates tend to drive higher rental rates and higher values.

Source: DWS First Quarter 2021.

“The US economy is expected to grow in 2021 at rates more than 3x “normalized” US growth, its strongest pace since 1951.”

Source: MUFG, Repricing Global Growth; Oxford Economics. IMF. Data as of May 10, 2021. Bloomberg data for 1951 – 1981.

(2)	Real asset pricing is at record low levels relative to financial assets. We believe this implies real asset pricing (such as real estate) may provide more upside potential relative to financial assets like stocks and bonds.

Source: BofA - Global Investment Strategy: The Case for Real Assets

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

OUTLOOK

We believe the remainder of 2021 and next few years will present tremendous opportunities for both institutional private real estate and TI+. The institutional private real estate market where TI+ generally invests is typically not accessible to individuals and is dominated by large, institutional investors such as pension plans and university endowments. These private real estate investments are fundamentally different from public Real Estate Investment Trusts (REITs) that are widely traded on a daily basis. We believe private institutional real estate is generally of higher quality, attracts investors with a long-term mentality, and is not subject to the daily vagaries of public market impulses. In the past, these traits have helped drive private institutional real estate's stable, historical return profile compared to public REIT indexes.

We maintain that a well-diversified portfolio should include an allocation to institutional private real estate in addition to equities and fixed income. Accordingly, we believe institutional real estate presents a compelling investment opportunity in the current market environment due to its relative attractiveness in today's yield constrained world. We are mindful of recent increases in interest rates and the potential for inflation, however we believe institutional real estate is less sensitive to higher rates than equities and fixed income investments, and is likely to fare better in an inflationary environment. Institutional real estate has historically performed well in rising rate environments mainly because higher rates have occurred during periods of economic expansion, where increased demand drives net operating income growth that ultimately leads to higher real estate values. Furthermore, post-recessionary periods have historically resulted in higher total returns for institutional private real estate.

To this end, the Fund offers access to institutional private real estate, supported by a historical 8+ year track record of positive returns, low volatility and capital appreciation, along with 33 consecutive quarterly distributions, all of which we believe are essential components of a balanced investment portfolio. Most importantly, we strongly believe that our determined focus on actively managing the Fund may offer continued benefit to our shareholders and distinguish us from our peers.

Sincerely,

Jordan Ruddy	Adam Lotterman
Co-Chief Investment Officer	Co-Chief Investment Officer
Bluerock Total Income+ Real Estate Fund	Bluerock Total Income+ Real Estate Fund

FUND SUB-ADVISORS

About Mercer Investment Management
Mercer Investment Management, Inc. (“Mercer”), acts as sub-advisor to the Fund's private real estate investments. For more than 75 years, Mercer has been one of the world's leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 4,000 clients worldwide, and over $15.0 trillion in assets under advisement. Mercer works to evaluate over 6,800 investment managers and 33,500 individual investments/strategies and works with Bluerock to select a strategic combination of ‘best-in-class’ institutional real estate managers and investments for the Fund.

About DWS
DWS Group GmbH and Co. KGaA (“DWS”) formerly Deutsche Asset Management), through its indirect subsidiary RREEF Investment, LLC, acts as sub-advisor to the Fund’s public real estate securities investments and is a registered investment adviser under the Advisers Act of 1940. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $900 billion in assets under management and works with 550+ institutional clients. Of that total, approximately $77 billion of AUM is invested in public and private real estate globally, making DWS one of the largest real estate managers in the world.

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

PERFORMANCE

From inception (10.22.2012) through 3.31.2021, TI+ (A Shares) generated a cumulative total return of 80.61%, or 7.26% annualized (load waived). The Fund was able to accomplish this primarily through private real estate investments, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund currently has four share classes outstanding: A, C, I and L Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 3.31.2021†

	One Year	Three Year	Five Year	Since Inception[4]
TI+ Class A	3.17%	5.66%	6.14%	7.26%
TI+ Class with Max Sales Charge[3]	-2.76%	3.60%	4.89%	6.50%
TI+ Class C	2.38%	4.87%	5.35%	6.47%
TI+ Class C with Load[5]	1.41%	4.87%	5.35%	6.47%
TI+ Class I	3.38%	5.92%	6.39%	7.50%
TI+ Fund - Class L	2.87%	5.39%	5.87%	6.99%
TI+ Class L with Max Sales Charge[3]	-1.51%	3.87%	4.95%	6.44%

[3]	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25%. Investors may be eligible for a reduction in sales charges.

[4]	Since Inception returns as of October 22, 2012. Actual Inception date of the A Shares is October 22, 2012. Actual Inception date of the Fund's C and I Shares is April 1, 2014. Actual Inception date for the L Shares is June 1, 2017

[5]	Adjusted for early withdrawal charge of 1.00%.

†	Returns for Class C, Class I and Class L Shares prior to their inception dates are based on the performance of Class A Shares. For Class C and Class L Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.18% for Class A, 2.93% for Class C, 1.92% for Class I and 2.42% for Class L per the February 1, 2021 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2022, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C and 1.70% for Class I, and 2.20% for Class L, subject to possible recoupment from the Fund in future years. Please review the Fund's Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

The Fund registered the offering of its Class M shares on February 1, 2020, however as of March 31, 2021 no such shares have been issued and therefore are not included in the Fund's performance information.

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

GEOGRAPHIC DIVERSIFICATION The regions and allocations presented represent the Fund’s institutional fund investments as of 3.31.2021, but is subject to change at any time.	SECTOR DIVERSIFICATION The sector diversification presented represents examples of how the Fund’s institutional fund investments are allocated as of 3.31.2020, but is subject to change at any time.

HIGHLIGHTED ASSETS

As of 3.31.2021. The properties shown here are currently owned by the underlying third party institutional private equity real estate funds described herein. Diversification does not ensure profit and Holdings are subject to change.

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

FUND HOLDINGS

As of 3.31.2021, the Gross Asset Value of the underlying real estate in the institutional private equity real estate (iPERE) funds in which TI+ is invested is over $228 billion, comprising approximately 4,500 properties across the United States.6

[6]	Portfolio holdings are subject to change at any time and should not be considered investment advice. Underlying IPERE data as of 12.31.2020 based on allocations by the Fund on 3.31.2021. The organizations referenced above are not invested in Bluerock or the Fund, and they may not be invested in the funds in which the Fund invests. Fund investment objective details are available at bluerockfunds.com/documents.

[7]	Occupancy rates reported from underlying managers, average is the simple average of all private funds. Generally excludes properties under construction, but generally includes properties in lease-up.

[8]	Weighted average loan to value: outstanding loan balance divided by the total value of the underlying real estate.

[9]	The Fund expects to invest in the privately offered subordinate classes of K-Notes. Because more-senior classes have payment priority over subordinate classes of K-Notes,the value of subordinate K-Notes is highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loans. Subordinate K-Notes are also subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

DEFINITIONS

Gross Domestic Product (GDP): the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a given country’s economic health. (Source: Investopedia)

Net Absorption: the sum of square feet that became physically occupied, minus the sum of square feet that became physically vacant during a specific period (usually a quarter or year). (Source: Jones Lang Lasalle)

NFI-ODCE: a capitalization-weighted,gross of fee, time-weighted return index with an inception date of December 31, 1977. Supplemental data is also provided, such as equal-weight and net of fee returns, for informational purposes and additional analysis.

* The Fund's distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund's distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

RISK DISCLOSURES

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund's assets across the various asset classes in which it invests and to select investments in each such asset class. There can be no assurance that the actual allocations will be effective in achieving the Fund's investment objective or delivering positive returns.

Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Since inception, the Fund has made 34 repurchase offers, of which 30 have resulted in the repurchase of all shares tendered and four have resulted in the repurchase of less than all shares tendered. The Fund repurchased all shares tendered in the most recent repurchase offer on May 6, 2021. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund is “non-diversified” under the Investment Company Act of 1940 and therefore may invest more than 5% of its total assets in the securities of one or more issuers. As such, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund's net asset value than in a "diversified" fund. The Fund is not intended to be a complete investment program.

The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war,terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown.

SEMI-ANNUAL REPORT (4Q 2020- 1Q 2021) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

The Fund will concentrate its investments in real estate industry securities. The value of the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

A significant portion of the Fund’s underlying investments are in private real estate investment funds managed by institutional investment managers (“Institutional Investment Funds”). Investments in Institutional Investment Funds pose specific risks, including: such investments require the Fund to bear a pro rata share of the vehicles' expenses, including management and performance fees; the Advisor and Sub-Advisor will have no control over investment decisions may by such vehicle; such vehicle may utilize financial leverage; such investments have limited liquidity; the valuation of such investment as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party.

Additional risks related to an investment in the Fund are set forth in the "Risk Factors" section of the prospectus, which include, but are not limited to the following: convertible securities risk; correlation risk; credit risk; fixed income risk; leverage risk; risk of competition between underlying funds; and preferred securities risk

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling toll free 844-819-8287, or online at bluerockfunds.com. The prospectus should be read carefully before investing.

The Fund is distributed by ALPS Distributors, Inc (“ALPS”). Bluerock Fund Advisor, LLC is not affiliated with ALPS, Mercer Investment Management, or DWS.

Additional Fund performance details available at bluerockfunds.com/performance. Investors may be eligible for a reduction in sales charges. Please see the Fund prospectus for details. Please note that the indices are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

There are limitations when comparing the Fund to stock, bond, and public real estate indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity only on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Real estate securities may decline because of adverse developments affecting the real estate industry and real property values. You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Please see definitions for a description of the risks and comparisons of the investment indexes selected.

BLU000725

Bluerock Total Income+ Real Estate Fund	Portfolio Review

March 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended March 31, 2021, compared to its benchmarks:

Bluerock Total Income+ Real Estate Fund:	Six Month	One Year	Three Year	Five Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*
Class A
Without Load	5.56%	3.17%	5.66%	6.14%	7.26%	–	–
With Load(a)	-0.50%	-2.76%	3.60%	4.89%	6.50%	–	–
Class C
Without Load	5.14%	2.38%	4.87%	5.35%	–	5.68%	–
With Load(b)	4.14%	1.41%	4.87%	5.35%	–	5.68%	–
Class I	5.64%	3.38%	5.92%	6.39%	–	6.76%	–
Class L
Without Load	5.36%	2.87%	5.39%	–	–	–	5.67%
With Load(c)	0.89%	-1.51%	3.87%	–	–	–	4.48%
S&P 500 Total Return Index	19.07%	56.35%	16.78%	16.29%	15.15%	13.49%	15.88%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	2.75%	3.33%	3.56%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, and Class L commenced operations June 1, 2017.

(a)	Adjusted for initial maximum sales charge of 5.75%.

(b)	Adjusted for early withdrawal charge of 1.00%.

(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2021. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses for Class A, Class C, Class I and Class L at least until January 31, 2022 to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) will not exceed 1.95%, 2.70%, 1.70%, and 2.20% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I and Class L shares, respectively. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made if payable not more than three years from the date incurred; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

Semi-Annual Report | March 31, 2021	9

Bluerock Total Income+ Real Estate Fund	Portfolio Review

March 31, 2021 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.18%, 2.93%, 1.92% and 2.42% for Class A, Class C, Class I and Class L, respectively, per the February 1, 2021 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The Fund registered the offering of its Class M shares on February 1, 2020, however as of March 31, 2021 no such shares have been issued and therefore are not included in the Fund's performance information. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of March 31, 2021 (Unaudited)

Percent of Net Assets
Private Real Estate Securities	87.24%
Real Estate Debt Securities	9.18%
Short-Term Investments	1.85%
Public Equity Real Estate Securities	1.69%
Preferred Real Estate Securities	0.53%
Total Investments	100.49%
Liabilities in Excess of Other Assets	-0.49%
Total Net Assets	100.00%

See the Portfolio of Investments in this annual report for a more detailed account of the Fund’s holdings.

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

March 31, 2021 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (87.24%)(a)
Apartments (4.22%)
Clarion Gables Multifamily Trust	47,284	$59,908,669
Sentinel Real Estate Fund	490	45,798,154
		105,706,823
Diversified (61.65%)
AEW Core Property Trust	11,380	11,615,430
Ares Real Estate Enhanced Income Fund	N/A	77,411,952
Bain Capital Real Estate Fund I	N/A	57,535,691
Blackstone Property Partners	64,509	91,725,076
Bridge Debt Strategies Fund III, LP	N/A	86,426,893
Brookfield Premier Real Estate Partners	192,192	261,476,981
Carlyle Property Investors	67,751	96,306,112
CBRE U.S. Core Partners, LP	31,687,739	46,196,951
Clarion Lion Properties Fund	76,277	117,977,526
Harrison Street Core Property Fund	38,435	54,631,389
Invesco Core Real Estate Fund	159	29,313,096
Invesco U.S. Income Fund LP	39,565	56,532,440
Morgan Stanley Prime Property Fund LLC	7,991	151,091,343
PGIM PRISA III	35,903	80,686,790
Principal Enhanced Property Fund LP	6,992,484	90,394,497
RREEF America REIT II, Inc.	42,216	5,333,081
Stockbridge Smart Markets Fund	20,421	32,313,536
Stockbridge Value Fund II	N/A	1,940,677
UBS Trumbull Property G&I Fund	675	17,791,700
		1,366,701,161
Industrial (24.55%)
Black Creek Industrial Fund	49,860	94,946,827
Clarion Lion Industrial Trust	57,344	137,655,593
Prologis Targeted U.S. Logistics	130,639	263,139,134
RREEF Core Plus Industrial Fund LP	770,274	119,686,321
		615,427,875
Life Science (3.98%)
Blackstone BioMed Life Science Real Estate LP	71,924	74,521,805
IQHQ, Inc.(b)	1,505,117	25,135,454
		99,657,259
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $1,940,366,687)		2,187,493,118

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (9.18%)
Boston Properties LP, 2.900%, 3/15/2030	893,000	902,367
Care Capital Properties, 5.125%, 8/15/2026	372,000	414,077
EPR Properties, 4.500%, 6/01/2027	835,000	857,432
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028(b)	1,073,177,153	6,497,014
FREMF 2018-K82 Mortgage Trust, Class D, PO, 0.000%, 10/25/2028(b)	100,392,906	49,216,218
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028(b)	262,694,906	1,654,715
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029(b)	1,186,912,552	8,043,706
FREMF 2019-K101 Mortgage Trust, Class D, PO, 0.000%, 1/25/2030(b)	109,477,635	48,061,120
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030(b)	270,043,635	1,917,580
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029(b)	1,132,935,082	7,249,652
FREMF 2019-K91 Mortgage Trust, Class D, PO, 0.000%, 10/25/2029(b)	103,857,565	45,829,435
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029(b)	247,526,565	1,681,448
FREMF 2019-KC03 Mortgage Trust, Class C, IO, 4.365%, 1/25/2026(b)	58,088,000	46,367,991
MPT Operating Partnership LP / MPT Finance Corp., 5.250%, 8/01/2026	897,000	928,395
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/01/2029	859,000	905,171

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	11

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2021 (Unaudited)

Security	Principal	Value
Public Storage, 2.370%, 9/15/2022	$843,000	$865,945
Realty Income Corp., 4.650%, 8/01/2023	793,000	860,247
Service Properties Trust, 4.350%, 10/01/2024	851,000	847,075
Simon Property Group LP, 3.375%, 10/01/2024	793,000	853,067
Simon Property Group LP, 3.300%, 1/15/2026	643,000	688,931
Simon Property Group LP, 2.650%, 7/15/2030	869,000	872,105
Spirit Realty LP, 2.100%, 3/15/2028	713,000	694,113
Spirit Realty LP, 3.200%, 2/15/2031	893,000	895,400
Ventas Realty LP, 3.250%, 10/15/2026	637,000	687,671
VEREIT Operating Partnership LP, 3.400%, 1/15/2028	751,000	792,846
Welltower, Inc., 3.625%, 3/15/2024	804,000	867,693
Welltower, Inc., 4.250%, 4/15/2028	613,000	683,351
TOTAL REAL ESTATE DEBT SECURITIES (Cost $242,911,726)		230,134,765

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (1.69%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(c)(d)	140,161	36,442
Inventrust Properties Corp.(d)	140,161	380,774
Total Public Non-Traded Real Estate Investment Trusts (Cost $435,029)		417,216

Publicly Traded Real Estate Investment Trusts (1.67%)
Apartments (0.04%)
Apartment Income REIT Corp.	10,121	432,774
AvalonBay Communities, Inc.	1,840	339,498
Mid-America Apartment Communities, Inc.	2,343	338,235
		1,110,507
Communications (0.17%)
American Tower Corp.	4,469	1,068,359
Crown Castle International Corp.	17,878	3,077,340
		4,145,699
Data Centers (0.29%)
CoreSite Realty Corp.	9,325	1,117,601
CyrusOne, Inc.	26,939	1,824,309
Equinix, Inc.	6,301	4,282,097
		7,224,007
Diversified (0.12%)
Howard Hughes Corp.(c)	14,712	1,399,553
Safehold, Inc.	19,834	1,390,363
		2,789,916
Gaming (0.08%)
VICI Properties, Inc.	58,955	1,664,890
		1,664,890
Healthcare (0.02%)
Medical Properties Trust, Inc.	13,115	279,087
Welltower, Inc.	4,816	344,970
		624,057
Hotels (0.30%)
Apple Hospitality REIT, Inc.	147,952	2,155,661
MGM Growth Properties LLC, Class A	28,725	937,010
Park Hotels & Resorts, Inc.	112,566	2,429,174
Ryman Hospitality Properties, Inc.	26,303	2,038,746
		7,560,591

The accompanying notes are an integral part of these financial statements.

12

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2021 (Unaudited)

Security	Shares	Value
Industrial (0.31%)
Americold Realty Trust	198	$7,617
EastGroup Properties, Inc.	10,930	1,566,050
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,701	1,441,826
Prologis, Inc.	33,101	3,508,706
Rexford Industrial Realty, Inc.	28,016	1,412,006
		7,936,205
Regional Malls (0.02%)
Simon Property Group, Inc.	4,949	563,048
		563,048
Self-Storage (0.27%)
CubeSmart	39,868	1,508,206
Extra Space Storage, Inc.	22,450	2,975,748
Life Storage, Inc.	26,598	2,286,098
		6,770,052
Single Tenant (0.04%)
Agree Realty Corp.	7,240	487,324
Essential Properties Realty Trust, Inc.	22,258	508,150
		995,474
Single-Family Rental (0.01%)
American Homes 4 Rent, Class A	10,260	342,068
		342,068
Total Publicly Traded Real Estate Investment Trusts (Cost $35,465,168)		41,726,514

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $35,900,197)		42,143,730

PREFERRED REAL ESTATE SECURITIES (0.53%)
American Homes 4 Rent, 6.350%, Series E	39,790	1,009,074
American Homes 4 Rent, 5.875%, Series G	41,575	1,080,119
Colony Capital, Inc., 7.125%, Series J	41,591	1,053,084
Digital Realty Trust, Inc., 5.250%, Series J	39,335	1,043,164
Digital Realty Trust, Inc., 5.200%, Series L	35,522	946,661
EPR Properties, 5.750%, Series G	43,638	1,099,679
Kimco Realty Corp., 5.125%, Series L	39,300	1,033,197
National Storage Affiliates Trust, 6.000%, Series A	39,493	1,043,405
PS Business Parks, Inc., 5.200%, Series W	26,840	697,303
PS Business Parks, Inc., 5.250%, Series X	26,725	697,255
PS Business Parks, Inc., 4.875%, Series Z	26,266	696,574
Public Storage, 5.050%, Series G	26,496	696,315
Rexford Industrial Realty, Inc., 5.875%, Series A	20,717	523,517
Rexford Industrial Realty, Inc., 5.875%, Series B	20,206	519,900
Spirit Realty Capital, Inc., 6.000%, Series A	40,875	1,077,056
TOTAL PREFERRED REAL ESTATE SECURITIES (Cost $12,197,982)		13,216,303

SHORT TERM INVESTMENTS (1.85%)
Fidelity Investments Money Market Funds - Government Portfolio - Class I, 0.010%(e) (Cost $46,370,315)	46,370,315	46,370,315

TOTAL INVESTMENTS (100.49%) (Cost $2,277,746,907)		$2,519,358,231
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.49%)		(12,308,232)
NET ASSETS (100.00%)		$2,507,049,999

Common Abbreviations

IO - Interest Only Security
PO - Principal Only Security

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	13

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

March 31, 2021 (Unaudited)

(a)	All or a portion of these securities are segregated as collateral for the Line of Credit as of March 31, 2021.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate market value of those securities was $241,654,333, representing 9.64% of net assets.
(c)	Non-income producing security.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $417,216, representing 0.02% of net assets.
(e)	The rate shown is the 7-day effective yield as of March 31, 2021.

The accompanying notes are an integral part of these financial statements.

14

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities

March 31, 2021 (Unaudited)

ASSETS
Investments, at value (Cost $2,277,746,907)	$2,519,358,231
Receivable for investments sold	4,903,086
Receivable for shares sold	7,780,708
Dividends and interest receivable	18,487,690
Prepaid expenses and other assets	114,144
Total Assets	2,550,643,859
LIABILITIES
Payable for investments purchased	13,805,018
Line of credit payable	25,000,000
Line of credit interest payable	110,633
Investment advisory fees payable	3,058,336
Shareholder servicing fees payable	219,898
Administration fees payable	172,737
Transfer agency fees payable	601,578
Distribution fees payable	291,666
Accrued expenses and other liabilities	333,994
Total Liabilities(a)	43,593,860
NET ASSETS	$2,507,049,999
NET ASSETS CONSIST OF
Paid-in capital	$2,217,849,871
Total distributable earnings	289,200,128
NET ASSETS	$2,507,049,999
PRICING OF SHARES
Class A:
Net asset value and redemption price	$30.00
Net assets	$530,362,846
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	17,679,191
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$31.83
Class C:
Net asset value, offering and redemption price	$28.49
Net assets	$438,775,695
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,403,287
Class I:
Net asset value, offering and redemption price	$30.59
Net assets	$1,460,283,102
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	47,731,761
Class L:
Net asset value and redemption price	$29.72
Net assets	$77,628,356
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,612,425
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$31.04

(a)	Separately, see Note 8 Commitment and Contingencies for detail on unfunded commitments.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	15

Bluerock Total Income+ Real Estate Fund	Statement of Operations

For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividend Income	$38,134,938
Interest Income	9,111,417
Total Investment Income	47,246,355

EXPENSES
Investment Advisory fees	17,847,012
Administrative fees	475,673
Transfer Agency fees	1,502,551
Shareholder servicing fees:
Class A	651,823
Class C	539,402
Class L	93,722
Distribution fees:
Class C	1,618,205
Class L	93,722
Legal fees	43,000
Audit and tax fees	12,451
Reports to shareholders and printing fees	396,021
Custody fees	60,798
Chief compliance officer fees	29,566
Interest expense	1,771,877
Trustees' fees	56,096
Other expenses	184,290
Total Expenses	25,376,209
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(374,639)
Net Expenses	25,001,570
Net Investment Income	22,244,785
Net realized gain/(loss) on investments	(7,511,148)
Net change in unrealized appreciation/(depreciation) on investments	110,001,444
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	102,490,296
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,735,081

The accompanying notes are an integral part of these financial statements.

16

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
OPERATIONS:
Net investment income	$22,244,785	$35,789,012
Net realized gain/(loss) on investments	(7,511,148)	69,143,294
Net change in unrealized appreciation/(depreciation) on investments	110,001,444	(76,946,133)
Net Increase in Net Assets Resulting from Operations	124,735,081	27,986,173
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(4,076,098)	(19,550,413)
From return of capital	(9,715,642)	(9,366,652)
Class C
From distributable earnings	(3,362,315)	(15,572,816)
From return of capital	(8,014,292)	(7,494,043)
Class I
From distributable earnings	(10,645,734)	(45,573,427)
From return of capital	(25,374,792)	(22,312,717)
Class L
From distributable earnings	(589,487)	(2,519,359)
From return of capital	(1,405,079)	(1,237,752)
Total Distributions to Shareholders	(63,183,439)	(123,627,179)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	45,909,454	141,636,113
Distributions reinvested	6,605,282	14,577,926
Shares redeemed	(49,211,404)	(80,005,865)
Shares transferred out	(12,073,368)	(64,998,822)
Class C
Shares sold	17,763,968	92,956,793
Distributions reinvested	6,998,466	14,727,304
Shares redeemed	(28,751,450)	(43,450,601)
Shares transferred out	(3,775,757)	(7,664,050)
Class I
Shares sold	215,029,084	461,737,118
Distributions reinvested	16,116,665	33,154,791
Shares redeemed	(165,780,771)	(249,555,303)
Shares transferred in	15,904,389	106,259,987
Class L
Shares sold	4,381,413	21,060,878
Distributions reinvested	1,337,373	2,687,164
Shares redeemed	(2,894,699)	(2,933,253)
Shares transferred out	(55,264)	(33,597,115)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	67,503,381	406,593,065
Net increase in net assets	129,055,023	310,952,059
NET ASSETS:
Beginning of year	2,377,994,976	2,067,042,917
End of year	$2,507,049,999	$2,377,994,976

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	17

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
Other Information
Share Transactions:
Class A
Beginning shares	17,973,066	17,641,782
Shares sold	1,557,233	4,676,755
Distributions reinvested	224,816	489,722
Shares redeemed	(1,667,239)	(2,653,560)
Shares transferred out	(408,685)	(2,181,633)
Net increase/(decrease) in shares outstanding	(293,875)	331,284
Ending shares	17,679,191	17,973,066
Class C
Beginning shares	15,677,939	13,738,958
Shares sold	633,494	3,200,967
Distributions reinvested	250,547	517,575
Shares redeemed	(1,024,096)	(1,511,429)
Shares transferred out	(134,597)	(268,132)
Net increase/(decrease) in shares outstanding	(274,652)	1,938,981
Ending shares	15,403,287	15,677,939
Class I
Beginning shares	45,032,151	33,636,423
Shares sold	7,146,195	15,005,892
Distributions reinvested	537,894	1,094,180
Shares redeemed	(5,512,690)	(8,177,537)
Shares transferred in	528,211	3,473,193
Net increase in shares outstanding	2,699,610	11,395,728
Ending shares	47,731,761	45,032,151
Class L
Beginning shares	2,516,381	2,928,639
Shares sold	150,939	696,858
Distributions reinvested	45,925	91,010
Shares redeemed	(98,953)	(98,561)
Shares transferred out	(1,867)	(1,101,565)
Net increase/(decrease) in shares outstanding	96,044	(412,258)
Ending shares	2,612,425	2,516,381

The accompanying notes are an integral part of these financial statements.

18

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2021 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$124,735,081
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(441,996,890)
Proceeds from disposition of investment securities	489,129,815
Net proceeds from short-term investment securities	186,360,221
Net realized loss on investments	7,511,148
Net change in unrealized appreciation/(depreciation) on investments	(110,001,444)
Discount and premiums amortized	(5,756,278)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(3,447,154)
Prepaid expenses and other assets	(59,556)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	5,824
Investment advisory fees payable	184,132
Administrative fees payable	3,399
Transfer agency fees payable	345,651
Distribution fees payable	11,105
Interest due on line of credit payable	(175,627)
Accrued expenses and other liabilities	70,454
Net Cash Provided by Operating Activities	246,919,881

Cash Flows from Financing Activities:
Change in Line of Credit Borrowing	(249,000,000)
Proceeds from shares sold	278,172,736
Payment on shares redeemed	(246,638,324)
Cash distributions paid	(32,125,653)
Net Cash Provided by Financing Activities	(249,591,241)

Net Change in Cash	(2,671,360)

Cash Beginning of Period	$2,671,360
Cash End of Period	$–

Non-cash financing Activities not included herein consist of reinvestment of distributions of:	$31,057,786
Cash paid for interest on lines of credit during the year was:	1,947,504

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	19

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$29.26		$30.43	$30.00	$29.37	$29.13	$28.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.46	0.33	0.21	0.23	0.23
Net realized and unrealized gain/(loss)	1.25		(0.05)	1.69	2.00	1.56	1.75
Total from investment operations	1.52		0.41	2.02	2.21	1.79	1.98
DISTRIBUTIONS:
From net investment income	–		(0.06)	–	–	–	–
From net realized gain on investments	(0.23)		(1.02)	(0.32)	(0.54)	(0.37)	(0.16)
Return of capital	(0.55)		(0.50)	(1.27)	(1.04)	(1.18)	(1.37)
Total distributions	(0.78)		(1.58)	(1.59)	(1.58)	(1.55)	(1.53)
Net asset value, end of period	$30.00		$29.26	$30.43	$30.00	$29.37	$29.13
TOTAL RETURN(b)(c)	5.27%		1.38%	6.94%	7.69%	6.29%	7.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$530,363		$525,950	$536,913	$373,488	$291,772	$226,712
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.14	%(f)	2.15%	2.20%	2.43%	2.37%	2.19%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.10	%(f)	2.17%	2.21%	2.37%	2.21%	1.82%
Ratio of net investment income to average net assets(e)	1.87	%(f)	1.53%	1.10%	0.71%	0.80%	0.79%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.99	%(f)	1.91%	1.94%	1.99%	2.04%	2.19%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.95	%(f)	1.93%	1.95%	1.93%	1.89%	1.82%
Portfolio turnover rate	19	%(g)	27%	8%	13%	16%	18%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Annualized.
(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

20

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$27.89		$29.22	$29.02	$28.63	$28.61	$28.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.16		0.23	0.10	(0.01)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.18		(0.04)	1.63	1.93	1.52	1.75
Total from investment operations	1.34		0.19	1.73	1.92	1.53	1.74
DISTRIBUTIONS:
From net investment income	–		(0.06)	–	–	–	–
From net realized gain on investments	(0.22)		(0.98)	(0.32)	(0.52)	(0.37)	(0.16)
Return of capital	(0.52)		(0.48)	(1.21)	(1.01)	(1.14)	(1.35)
Total distributions	(0.74)		(1.53)	(1.53)	(1.53)	(1.51)	(1.51)
Net asset value, end of period	$28.49		$27.89	$29.22	$29.02	$28.63	$28.61
TOTAL RETURN(b)(c)	4.89%		0.63%	6.15%	6.86%	5.50%	6.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$438,776		$437,183	$401,507	$290,549	$232,200	$153,859
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.86	%(f)	2.90%	2.95%	3.18%	3.13%	2.95%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.85	%(f)	2.92%	2.96%	3.12%	2.97%	2.56%
Ratio of net investment income/(loss) to average net assets(e)	1.12	%(f)	0.79%	0.35%	(0.04)%	0.05%	(0.04)%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.71	%(f)	2.66%	2.69%	2.74%	2.79%	2.95%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.70	%(f)	2.68%	2.70%	2.68%	2.63%	2.56%
Portfolio turnover rate	19	%(g)	27%	8%	13%	16%	18%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Annualized.
(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	21

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$29.80		$30.92	$30.40	$29.70	$29.38	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.56	0.42	0.29	0.31	0.28
Net realized and unrealized gain/(loss)	1.27		(0.07)	1.72	2.01	1.57	1.79
Total from investment operations	1.59		0.49	2.14	2.30	1.88	2.07
DISTRIBUTIONS:
From net investment income	–		(0.06)	–	–	–	–
From net realized gain on investments	(0.24)		(1.04)	(0.32)	(0.54)	(0.37)	(0.16)
Return of capital	(0.56)		(0.51)	(1.30)	(1.06)	(1.19)	(1.38)
Total distributions	(0.80)		(1.61)	(1.62)	(1.60)	(1.56)	(1.54)
Net asset value, end of period	$30.59		$29.80	$30.92	$30.40	$29.70	$29.38
TOTAL RETURN(b)(c)	5.40%		1.61%	7.23%	7.91%	6.58%	7.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,460,283		$1,341,848	$1,040,017	$471,116	$257,366	$110,845
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.88	%(f)	1.91%	1.94%	2.22%	2.15%	1.96%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.85	%(f)	1.91%	1.95%	2.15%	1.99%	1.56%
Ratio of net investment income to average net assets(e)	2.12	%(f)	1.82%	1.38%	0.95%	1.06%	0.96%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.73	%(f)	1.67%	1.69%	1.75%	1.80%	1.96%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.70	%(f)	1.67%	1.70%	1.68%	1.64%	1.56%
Portfolio turnover rate	19	%(g)	27%	8%	13%	16%	18%

(a)	Per share amounts are calculated using the average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Annualized.
(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

22

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period/year	$29.02		$30.25	$29.89	$29.34	$29.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.24		0.37	0.26	0.13	(0.06)
Net realized and unrealized gain/(loss)	1.23		(0.03)	1.68	1.99	0.76
Total from investment operations	1.47		0.34	1.94	2.12	0.70

DISTRIBUTIONS:
From net investment income	–		(0.06)	–	–	–
From net realized gain on investments	(0.22)		(1.01)	(0.32)	(0.53)	–
Return of capital	(0.55)		(0.50)	(1.26)	(1.04)	(0.78)
Total distributions	(0.77)		(1.57)	(1.58)	(1.57)	(0.78)

Net asset value, end of period/year	$29.72		$29.02	$30.25	$29.89	$29.34
TOTAL RETURN(c)(d)	5.15	%(e)	1.14%	6.70%	7.40%	2.40	%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (000s)	$77,628		$73,014	$88,605	$42,975	$5,059
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.40	%(h)	2.40%	2.44%	2.84%	2.83	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.35	%(h)	2.41%	2.46%	2.74%	2.63	%(h)
Ratio of net investment income/(loss) to average net assets(f)	1.62	%(h)	1.25%	0.87%	0.44%	(0.64	)%(h)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.25	%(h)	2.17%	2.18%	2.27%	2.35	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.20	%(h)	2.18%	2.20%	2.17%	2.14	%(h)
Portfolio turnover rate	19	%(e)	27%	8%	13%	16	%(e)

(a)	Class L commenced operations June 1, 2017.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized.
(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private real estate investments in which the Fund invests. The Fund invests in each underlying institutional private real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Represents the ratio of expenses to average net assets absent fee waivers expense reimbursement and/or recoupment by the Advisor.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | March 31, 2021	23

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. The Fund registered the offering of its Class M shares on February 1, 2020, however as of March 31, 2021 no such shares have been issued. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies."

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

24

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of March 31, 2021, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Semi-Annual Report | March 31, 2021	25

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2021 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$–	$2,187,493,118
Public Non-Traded Real Estate Investment Trusts	–	–	417,216	417,216
Publicly Traded Real Estate Investment Trusts	41,726,514	–	–	41,726,514
Real Estate Debt Securities	–	230,134,765	–	230,134,765
Preferred Real Estate Securities	13,216,303	–	–	13,216,303
Short Term Investments	46,370,315	–	–	46,370,315
TOTAL	$101,313,132	$230,134,765	$417,216	$2,519,358,231

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

C. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2018-2020) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended March 31, 2021, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the six months ended March 31, 2021, the Fund declared distributions to shareholders in the amount of $63,183,439, which resulted in $32,125,653 elected to be paid in cash and $31,057,786 that was reinvested through the Fund’s dividend reinvestment policy. During this same period, the Fund had total investment income of $47,246,355, net realized gains/(loss) on investments totaling $(7,511,148), net change in unrealized appreciation on investments of $110,001,444 and net expenses of $25,011,570.

26

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the six months ended March 31, 2021, the Fund’s Class A Shares had a starting NAV of $29.26, paid distributions of $0.78 and had an ending NAV of $30.00. The Fund’s Class C Shares had a starting NAV of $27.89, paid distributions of $0.74 and had an ending NAV of $28.49. The Fund’s Class I Shares had a starting NAV of $29.80, paid distributions of $0.80 and had an ending NAV of $30.59. The Fund’s Class L Shares had a starting NAV of $29.02, paid distributions of $0.77 and had an ending NAV of $29.72.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at www.bluerockfunds.com/performance.

F. Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

A. Advisory Fees – Pursuant to a management agreement between the Trust and the Advisor, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended March 31, 2021, the Advisor earned advisory fees of $17,847,012.

Pursuant to an expense limitation agreement, the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until January 31, 2022 so that the total annual operating expenses of the Fund do not exceed 1.95%, 2.70%, 1.70%, and 2.20%, of the Fund’s average daily net assets for Class A, Class C, Class I, and Class L shares, respectively.

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Board, to the extent that the reimbursement occurs no more than three fiscal years from the fiscal year in which they were incurred and such reimbursement will not cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded. During the six months ended March 31, 2021, the Advisor waived fees and/or reimbursed expenses of $374,639. Including amounts waived during the six months ended March 31, 2021, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $374,639 and will expire during the 2024 fiscal year.

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.025% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, and 0.05% for $2 billion or more in total Fund assets invested in private real estate assets.

Semi-Annual Report | March 31, 2021	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Under the terms of the Investment Advisory Agreement between RREEF and the Advisor, as amended, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the six months ended March 31, 2021, the Fund incurred shareholder servicing fees of $651,823, $539,402 and $93,722 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the six months ended March 31, 2021, the Fund incurred distribution fees of $1,618,205 and $93,722 for Class C shares and Class L, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2021, the Distributor received $699,944 in underwriting commissions for sales of Class A shares, of which $109,792 was retained by the principal underwriter or other affiliated broker-dealers. For the six months ended March 31, 2021, the Distributor received $117,390 in underwriting commissions for sales of Class L shares, of which $27,346 was retained by the principal underwriter or other affiliated broker-dealers.

C. ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

E. Trustees – Each Trustee who is not affiliated with the Trust or the Advisor receives an annual fee of $37,500, paid quarterly, of which $25,000 is paid in cash and the remaining $12,500 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2021, amounted to $455,801,908 and $492,991,848 respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

28

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

During the six months ended March 31, 2021, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	September 29, 2020	December 29, 2020
Repurchase Request Deadline	November 10, 2020	February 9, 2021
Repurchase Pricing Date	November 10, 2020	February 9, 2021

Net Asset Value as of Repurchase Offer Date:
Class A	$29.27	$29.75
Class C	$27.87	$28.28
Class I	$29.82	$30.33
Class L	$29.02	$29.48
Amount Repurchased:
Class A	$23,712,528	$25,498,876
Class C	$13,838,252	$14,913,198
Class I	$82,975,370	$82,805,401
Class L	$1,415,840	$1,478,859

Total Number of Shares Tendered:	4,112,316	4,121,140
Percentage of Shares Tendered that were Repurchased:	45.40%	51.62%

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$6,428,107	$76,787,908	$40,411,164
2019	–	13,982,111	73,322,094

As of March 31, 2021, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$324,997,217	$(26,338,690)	$298,658,527	$2,220,699,704

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(16,465,175)	$199,603,856	$183,138,681

The Fund elects to defer the year ending September 30, 2020, late year ordinary losses in the amount of $16,465,175.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2020 as follows:

Paid-in Capital	Total Distributable Earnings
$1,065,730	$(1,065,730)

Semi-Annual Report | March 31, 2021	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

7. EARLY WITHDRAWAL CHANGE

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The early withdrawal change does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The early withdrawal change is paid directly to the Fund. For the six months ended March 31, 2021, the Fund did not receive any such fees.

8. COMMITMENTS AND CONTINGENCIES

Commitments – As of March 31, 2021, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$11,615,430	$–	Quarterly	45
Ares Enhanced Income Fund	77,411,952	42,695,182	Quarterly	90
Bain Capital Real Estate Fund I	57,535,691	40,746,163	None	None
Black Creek Industrial	94,946,827	13,000,000	Quarterly	90
Blackstone Property Partners	91,725,076	–	Quarterly	90
Blackstone BioMed Life Science Real Estate LP	74,521,805	16,104,575	Annual	180
Bridge Debt Strategies Fund III, LP	86,426,893	5,574,061	None	None
Brookfield Premier Real Estate Partners	261,426,981	–	Quarterly	90
Carlyle Property Investors	96,306,112	90,000,000	Quarterly	90
CBRE U.S. Core Partners	46,196,951	–	Quarterly	60
Clarion Gables Multifamily Trust	59,908,669	–	Quarterly	90
Clarion Lion Industrial Trust	137,655,593	–	Quarterly	90
Clarion Lion Properties Fund	117,977,526	–	Quarterly	90
Harrison Street Core Property Fund	54,631,389	–	Quarterly	45
Invesco Core Real Estate Fund	29,313,096	–	Quarterly	45
Invesco U.S. Income Fund LP	56,532,440	–	Quarterly	45
iQHQ	25,135,454	75,000,007	None	None
Morgan Stanley Prime Property Fund LLC	151,091,343	–	Quarterly	90
PGIM PRISA III	80,686,790	81,309,909	Quarterly	90
Principal Enhanced Property Fund LP	90,394,497	–	Quarterly	90
Prologis Targeted US Logistics	263,139,134	–	Quarterly	90
RREEF America REIT II, Inc.	5,333,081	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	119,686,321	–	Quarterly	60
Sentinel Real Estate Fund	45,798,154	–	Daily	*
Stockbridge Smart Markets Fund	32,313,536	–	Quarterly	45
Stockbridge Value Fund II	1,940,677	511,701	None	None
UBS Trumbull Property G&I Fund	17,791,700	–	Quarterly	60
Total	$2,187,443,118	$364,941,598

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

30

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

9. LINE OF CREDIT

On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to annual renewal and other limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest up to the rate of 3 month LIBOR plus 235 basis points at the time of borrowing. During the six months ended March 31, 2021, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense for the six months ended March 31, 2021 were $103,538,462, 2.25% and $1,771,877 respectively. Note, of the total interest expense incurred, $703,618 was related to fees on unused borrowings. As of March 31, 2021, the Fund had $25,000,000 of outstanding borrowings under the Credit Agreement.

10. SUBSEQUENT EVENTS

As outlined in the Fund's Quarterly Repurchase Offer Notice dated March 25, 2021, the Fund offered to repurchase up to 5% of its outstanding shares (the "Repurchase Offer") at the net asset value of such shares on May 6, 2021 (the "Repurchase Date"). The Fund received repurchase requests totaling 6.49% of shares outstanding on the Repurchase Date, exceeding the number of shares subject to the Repurchase Offer. The Fund, however, repurchased all shares tendered, which resulted in 5,622,806 shares being repurchased for $170,217,089. Shareholders who tendered shares for repurchase on May 6, 2021 received 100% of their repurchase request.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Semi-Annual Report | March 31, 2021	31

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2021 (Unaudited)

At a meeting held on November 16, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined by the 1940 Act, approved the renewal of the Advisory Agreement with Bluerock Fund Advisor, LLC (the “Advisor”) as well as the renewal of the Sub-Advisory Agreement (the “Mercer Agreement”) between the Advisor and Mercer Investment Management, Inc. (“Mercer”) and the Investment Management Agreement (the “RREEF Agreement”) between the Advisor and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”).

Matters considered by the Trustees in connection with the Board’s renewal of the Advisory Agreement and each Sub-Advisor’s agreement included the following:

Advisory Agreement with the Advisor

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Advisor relating to the Advisory Agreement. With respect to the nature, extent and quality of services provided, the Trustees reviewed a description of the manner in which investment decisions were made for the Fund, the services provided by the Advisor as well as each Sub-Advisor, the experience of the professional personnel performing services for the Fund, and the Advisor’s approach to risk mitigation.

The Board recognized the depth and experience of the Advisor personnel responsible for providing services to the Fund, noting the continuity of the team. The Trustees agreed that the Advisor provided access to its most senior personnel to the Board, who were forthcoming and transparent regarding the Fund’s operations and prospects. The Board also considered the depth and scope of the investment services provided to the Fund by the Advisor, including with respect to the monitoring and oversight of multiple Sub-Advisors, the research and review associated with making investment decisions for the Fund, and general oversight of the Fund’s other service providers. The Trustees recognized the significant investments made by the Advisor to obtain each Sub-Advisor’s expertise to the benefit of shareholders. In addition, the Board took note of the efforts of the Advisor to actively manage the Fund’s portfolio, which required significant time and attention to evaluate and document complex investments. They considered the breath of services provided, including valuation support, reporting, liquidity management, and compliance. With respect to compliance, the Board considered that the Advisor had developed its compliance policies and procedures with the assistance of a respected third party consultant to ensure such policies and procedures were consistent with the best interests of shareholders, noting no recent issues with regard to regulatory, litigation or similar matters. The Board, including the Independent Trustees, concluded that the Advisor, with its quality and depth of personnel, resources, investment methods and compliance policies and procedures, had shown itself as very strong in performing its duties under the Advisory Agreement, particularly when taking into account the challenges presented by the Covid-19 pandemic. The Trustees acknowledged the dedication of the Advisor’s investment team and their efforts to deliver the Fund’s investment objectives. The Trustees accordingly agreed that they were pleased with the nature, overall quality and extent of the management services provided by the Advisor.

Performance. The Board considered the performance of the Fund (Class A shares, load waived) as compared to the performance of the Fund’s peer group, a selection of similarly structured closed-end interval funds with comparable investment objectives to that of the Fund (the “Peer Group”), and benchmark indices across bonds, equity and Public REITs, represented by the Barclays U.S. Aggregate Bond Index (“Bond Index”), S&P 500 Total Return Index (“S&P 500”), and the MSCI U.S. REIT Index (“REIT Index”), respectively. The Board also considered the performance of the Fund compared to the NCREIF Fund Index-Open End Diversified Core Equity (“ODCE”) and a blended index reflecting the returns of a mix of Private REIT and Public REIT investments comprised of the ODCE and REIT Index weighted at 80% and 20%, respectively (the “Blended Index”).

The Board considered that for the one-year period ended September 30, 2020, the Fund’s Class A shares’ performance outperformed the ODCE, the Blended Index, the REIT Index and the Peer Group, but underperformed each of the other indices. The Board considered that for the period since the Fund’s inception (October 22, 2012) to September 30, 2020, the Fund outperformed the Bond Index and the REIT Index, but underperformed the S&P 500. The Board noted that the Advisor primarily targeted delivering superior risk-adjusted returns in managing the strategy. With respect to the Fund’s risk-adjusted returns, the Trustees acknowledged that the Fund had outperformed each of the comparison indices and Peer Group funds across all time periods except the one-year, and was ranked the top performing fund on a risk adjusted basis across the entire Morningstar universe of real estate funds for the five-year’s ended September 30, 2020. The Board considered the Fund’s low correlation to the Public REIT market and recognized the Advisor’s expertise in employing the Fund’s strategy. Based on the information provided, the Board agreed that the Advisor had provided a disciplined thematic approach to investing to drive performance, and concluded that the Advisor had met the Fund’s investment objectives and that it was very satisfied with the Fund’s performance, particularly on a risk adjusted basis.

Fees and Expenses. As to the costs of the services provided by the Advisor, the Trustees considered a comparison of the Fund’s advisory fee and overall expenses to the Peer Group. The Board considered that the Fund’s advisory fee of 1.50% was above the average, but within the range of the Peer Group. The Board also considered the net expense ratio of the Fund, noting it was approximately in line with the Peer Group average. The Trustees noted that the Advisor had agreed to reimburse expenses to limit net annual operating expenses and considered the significant skill and expertise provided by the Advisor, as well as the investments made towards the success of the Fund’s strategy. It was noted that the Advisor’s strategy appeared to require additional resources to execute compared to some of the Peer Group funds given the Advisor’s active management of the Fund’s portfolio, particularly in comparison to the Peer Group. They considered the fees charged by the Sub-Advisors, including the breakpoints in sub-advisory fees, and discussed the allocation of duties among the Advisor and each Sub-Advisor. In light of these factors, the Board concluded that the advisory fee was not unreasonable relative to the value provided by the Advisor.

32

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2021 (Unaudited)

Profitability. The Board considered the profitability of the Advisor and whether such profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis for the one-year period ended September 30, 2020 prepared by the Advisor. The Board considered that, as the Fund was a specialized product, its complex strategy required appropriate expertise to successfully execute, and, accordingly, the Advisor had invested in quality personal and other resources. They acknowledged the Advisor had assumed significant business risks in managing the Fund, and the opportunity costs related to the costs associated with the organization and launch of the Fund paid by the Advisor. The Trustees noted that the Advisor realized a reasonable, but not excessive profit in connection with its relationship with the Fund that warranted the compensation and agreed, given the specialized nature of the Fund’s strategy and other considerations noted, the advisory fee was appropriate.

Economies of Scale. The Board considered whether economies of scale had been or would likely be realized by the Advisor, and the impact of sub-advisory fee breakpoints on the overall costs. The Trustees noted that successful execution of the strategy would likely require additional work as the Fund grows, they also noted the Advisor had been waiving fees as result of the expense cap until recently. Accordingly, the Board agreed that breakpoints were not necessary at this time, agreeing to revisit whether economies of scale had been realized in the future.

Conclusion. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered many factors collectively in light of surrounding circumstances. Further, each Trustee may have afforded a different weight to different factors. The Trustees, having requested and received such information from the Advisor as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, determined that continuation of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

Mercer Agreement

Nature, Extent and Quality of Services. The Board reviewed materials provided by Mercer related to the Mercer Agreement with the Advisor personnel. The Board considered the role of Mercer with respect to the Fund, noting that Mercer’s principal responsibilities were to assist the Advisor by providing research on various real estate investment managers and investment options, which may include detailed write ups and recommendations of those options. They considered the ongoing monitoring by Mercer of the Fund’s investment options to assist the Advisor in allocations, rebalancing and managing cash flows. The Board considered that Mercer’s services continued to be primarily consultative in nature and that the firm did not maintain responsibility with respect to the Fund’s adherence to its investment objective or limitations. The Board considered the depth and quality of the research performed by Mercer, noting that the Advisor remained satisfied with the services provided. The Fund’s CCO reported that Mercer had recently hired a new Chief Compliance Officer and that the transition and working relationship had remained very positive and there were no issues to report. The Board also took into consideration that the Advisor had reported that its relationship with Mercer was positive and operating effectively. The Board concluded that the nature, overall quality and extent of services provided by Mercer to the Advisor and the Fund were satisfactory.

Performance. The Board considered that Mercer’s function was to provide consultative services to the Advisor and that Mercer did not approve or make investment decisions for the Fund. The Board considered the Fund’s overall performance, noting the Board’s conclusion that the Fund’s performance was satisfactory, and in line with the expectations of the Board. The Board considered that the Advisor continued to be satisfied with the performance of Mercer believed the service positively impacted performance, and recommended continuation of the agreement with Mercer. Based on the information provided, the Board concluded that Mercer’s performance supported the renewal.

Fees and Expenses. The Board considered Mercer’s fees for its services, noting that the Advisor and Mercer had agreed to a tiered fee schedule providing for breakpoints at various levels. The Board considered the unique nature of the services provided by Mercer, noting that Mercer did not provide similar sub-advisory services for any other client. In consideration of these and other factors, including that the Advisor was satisfied with Mercer’s services and the Advisor paid such fees directly, the Board concluded that Mercer’s fees were not unreasonable.

Economies of Scale. The Board discussed whether economies of scale had been achieved with respect to the management of the Fund under the Mercer Agreement and whether there was potential for realization of any further economies of scale. The Board considered that the Mercer Agreement included breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at the Advisor, rather than sub-advisory level.

Profitability. The Board noted that Mercer did not calculate profitability on a per client basis or provide similar sub-advisory services for any other account. The Board also noted that Mercer was usually compensated on a per-investment basis with respect to the monitoring and reporting that it performed for other clients. The Board considered the fees paid to Mercer during the period and representations of Mercer of what Mercer estimated it would have received on its standard fee schedule, but also noted that such estimates did not include all services provided by Mercer to the Fund. With this context, the Board concluded that Mercer’s profitability was not unreasonable.

Semi-Annual Report | March 31, 2021	33

Bluerock Total Income+	Renewal of Investment Advisory Agreement
Real Estate Fund	and Sub-Advisory Agreements

March 31, 2021 (Unaudited)

Conclusion. The Board noted that in considering the Mercer Agreement, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances. Further, it noted that each Trustee may have afforded a different weight to different factors. The Board, having requested and received such information from Mercer as the Board believed to be reasonably necessary to evaluate the terms of the Mercer Agreement, and as assisted by the advice of counsel, concluded that continuation of the Mercer Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

RREEF Agreement

Nature, Extent and Quality of Services. The Board reviewed the materials provided by RREEF related to the RREEF Agreement. The Board reviewed the experience of professional personnel performing services for the Fund, noting no changes in the personnel primarily responsible for providing services to the Fund, and a description of the manner in which investment decisions were made for the Fund by RREEF. The Board considered the relative sophistication of techniques employed by RREEF in designing and executing investment strategies. The Board also considered the fact that the Advisor utilized RREEF for debt investments, which required a multi-team approach by RREEF. The Board recognized RREEF’s expertise in this area and long track record making these investments, but also that the Advisor held the ultimate decision-making authority for these direct debt investments. The Board was reminded of the recent consent order received by Deutsche Bank AG, an affiliate of RREEF, which affected RREEF’s legal authority of provide investment advisory services to registered investment companies. It was noted that RREEF had received permanent exemptive relief from the SEC to continue to provide investment advisory services. The Board concluded that RREEF had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under the RREEF Agreement.

Performance. The Board considered that RREEF provided investment advice for the limited portion of the Fund’s portfolio allocated by the Advisor to publicly-traded real estate securities and debt securities. The Board continued to acknowledge that the Fund received bespoke investment advice from RREEF that may not correlate to investment advice rendered for any other account or portfolio managed by RREEF. The Board considered that the publicly-traded real estate securities portion of the Fund managed by RREEF outperformed each of the one-year, three-year and since inception periods compared to its benchmark index, the REIT Index. The Board noted that RREEF’s work with respect to the Fund’s direct debt investments reflected the firm’s expertise in assisting the Advisor in selecting investments. The Board concluded that RREEF’s overall performance was satisfactory and that the Fund’s continued relationship with RREEF would benefit of shareholders.

Fees and Expenses. The Board then discussed the fees paid to RREEF. The Board considered that RREEF’s sub-advisory fees for the publicly-traded real estate securities portion of the account started at 0.60% of the average daily value of the assets allocated to RREEF and scaled downward depending on the applicable breakpoint. The Board noted that with respect to the Fund’s direct debt investments sub-advised by RREEF, fees started at 0.75% of the average daily value of the Fund’s direct debt investments and scaled downward depending on the applicable breakpoint. The Board also commented that the Fund was not responsible for these fees, rather, these fees were paid directly by the Advisor. The Board considered the the portion of the Fund allocated to RREEF and the level of active management and personalized service the Fund received from RREEF. With respect to the direct debt investments, the Board noted RREEF’s representation that it did not provide similar direct services to other clients. The Board concluded that based on RREEF’s experience, expertise, and services provided to the Fund, that the fees paid to RREEF were not unreasonable.

Profitability. The Board also considered the profitability of RREEF. The Board considered RREEF’s expenses with respect to the Fund across each investment type and RREEFs fees earned during the period. The Board noted that RREEF estimated a not unreasonable profit earned in connection with its relationship with the Fund. The Board concluded that excessive profitability was not an issue with respect to RREEF.

Economies of Scale. The Board considered whether economies of scale were likely achieved by. RREEF. The Board considered that RREEF had agreed to breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at the Advisor, rather than sub-advisory level.

Conclusion. The Board noted that in considering the RREEF Agreement, it did not identify any one factor as all important, but rather considered various factors collectively in light of surrounding circumstances, and that each Trustee may have afforded a different weight to different factors. The Board, having requested and received such information from RREEF as the Board believed to be reasonably necessary to evaluate the terms of the RREEF Agreement, and as assisted by the advice of counsel, found that approval of the RREEF Agreement was in the best interests of the Fund and its shareholders.

34

Bluerock Total Income+ Real Estate Fund	Additional Information

March 31, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | March 31, 2021	35

Bluerock Total Income+ Real Estate Fund	Privacy Policy

March 31, 2021 (Unaudited)

WHAT DOES THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number	•	Purchase History
	•	Assets	•	Account Balances
	•	Retirement Assets	•	Account Transactions
	•	Transaction History	•	Wire Transfer Instructions
	•	Checking Account Information
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences		No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness		No	We don't share
For nonaffiliates to market to you		No	We don't share
Questions?	Call 1-844-819-8287

Bluerock Total Income+ Real Estate Fund	Privacy Policy

March 31, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bluerock Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

•        Open an account

•        Provide account information

•        Give us your contact information

•        Make deposits or withdrawals from your account

•        Make a wire transfer

•        Tell us where to send the money

•        Tells us who receives the money

•        Show your government-issued ID

•        Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•        Sharing for affiliates' everyday business purposes – information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

•        Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2021	37

Investment Adviser

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the first and third quarters of each fiscal year. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	June 7, 2021

By:	/s/Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	June 7, 2021